UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                                          14c-5(d)(2))

                               NATIONAL COAL CORP.
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                (Name of Registrant as Specified in Its Charter)

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                               NATIONAL COAL CORP.
                            8915 George Williams Rd.
                               Knoxville, TN 37923
                                 (865) 690-6900

                         NOTICE OF SHAREHOLDERS' ACTION

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the following actions were approved by written consent of the shareholders of National Coal Corp. who collectively hold a majority of the voting power of our capital stock:

         1. A 1-for-4 reverse stock split of our issued and outstanding common stock;

         2. An amendment to the 2004 National Coal Corp. Option Plan to increase the number of shares reserved for issuance under the Option Plan from 6,000,000 to 11,000,000; and

         3.       Amendments to our Articles of Incorporation to provide that:

                  o any action required or permitted to be taken at any annual or special meeting of shareholders may be taken only upon the vote of the shareholders at an annual or special meeting, and may not be taken by written consent of the shareholders; and

                  o the Board of Directors of National Coal shall consist of not less than one (1) nor more than fifteen (15) members, the exact number of directors to be fixed from time to time by resolution of the Board of Directors.

         The Record Date for determining the shareholders entitled to notice of the foregoing is October 27, 2004.

         We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

November  , 2004                    By Order of the Board of Directors


                                    Jon Nix,
                                    Chief Executive Officer

                               NATIONAL COAL CORP.
                            8915 George Williams Rd.
                               Knoxville, TN 37923
                                 (865) 690-6900

                              INFORMATION STATEMENT

         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

         The attached notice and this Information Statement was mailed on or about November , 2004 to the shareholders of record, as of October 27, 2004, of National Coal Corp., a Florida corporation, pursuant to Section 14(c) of the Exchange Act of 1934, as amended, to inform the shareholders that that the following actions were approved by written consent of shareholders (the "MAJORITY SHAREHOLDERS") who collectively hold a majority of the voting power of our capital stock, and by shareholders ("SERIES A Shareholders") who collectively hold more than 75% of the voting power of our Series A Cumulative Convertible Preferred Stock ("SERIES A PREFERRED STOCK"):

         1. A 1-for-4 reverse stock split of our issued and outstanding common stock (the "REVERSE SPLIT");

         2. An amendment to the 2004 National Coal Corp. Option Plan to increase the number of authorized shares from 6,000,000 to 11,000,000; and

         3.       Amendments to our Articles of Incorporation to provide that:

                  o any action required or permitted to be taken at any annual or special meeting of shareholders may be taken only upon the vote of the shareholders at an annual or special meeting, and may not be taken by written consent of the shareholders; and

                  o the Board of Directors of National Coal shall consist of not less than one (1) nor more than fifteen (15) members, the exact number of directors to be fixed from time to time by resolution of the Board of Directors.

         The Majority Shareholders submitted their consents to the actions described in this Information Statement on or about October 27, 2004. As of October 27, 2004, we had 44,290,216 issued and outstanding shares of common stock and 1,068.67 issued and outstanding shares of Series A preferred stock. As of October 27, 2004, the Majority Shareholders submitted their consents with respect to 25,894,555 shares of our outstanding common stock and 808.67 shares of our outstanding Series A preferred stock, representing approximately 61.8% of our total issued and outstanding voting stock. Holders of our Series A preferred stock vote together with the holders of our common stock as one class on all matters upon which holders of common stock have the right to vote. Each holder of shares of Series A preferred stock is entitled to the number of votes equal to the number of shares of common stock into which such shares of Series A preferred stock could be converted on the record date for the taking of a vote or, if no record date is established, at the day prior to the date such vote is taken or any written consent of shareholders is first executed, subject to certain limitations set forth in our Articles of Incorporation.

         Additionally, the Series A Shareholders, voting together as a separate class, submitted their consents to the actions described in this Information Statement on or about October 27, 2004. As of October 27, 2004, the Series A Shareholders submitted their consents with respect to 808.67 shares of our outstanding Series A preferred stock, representing approximately 75.7% of our total issued and outstanding Series A preferred stock. We must obtain the consent of the holders of at least 75% of the outstanding shares of Series A


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preferred  stock,  voting  together as a separate  class,  before taking certain actions described in our Articles of Incorporation, including any amendment, alteration or repeal of our Articles of Incorporation that will change or adversely affect the rights of the holders of the Series A preferred stock. For this reason, we could not make the amendments to our Articles of Incorporation described in this Information Statement without the consent of holders of our Series A preferred stock, voting together as a separate class.

         The Majority Shareholders consist of Jon Nix, Farrald & Arlene Belote, Crestview Capital Master, LLC, North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd, Big Bend XII Investments, LP, Gerald J. Rubin, Steven J. Halpern and Nancy Hoyt Revocable Trust. The Series A Shareholders consist of Crestview Capital Master, LLC, North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd, Big Bend XII Investments, LP, Gerald J. Rubin, Steven
J. Halpern and Nancy Hoyt Revocable Trust.

         Our Board of Directors has unanimously approved the Reverse Split, the amendments to our Articles of Incorporation and the amendment to our Option Plan described in this Information Statement, as have the Majority Shareholders and Series A Shareholders. Accordingly, your approval is not required and is not being sought.

         Please read this notice carefully. It describes the essential terms of the Reverse Split, the amendments to our Articles of Incorporation and the amendment to our Option Plan and contains other information concerning these matters. The Articles of Amendment effecting the Reverse Split and the amendments to our Articles of Incorporation are attached to this Information Statement as EXHIBIT A. The Option Plan, amended to reflect the increase in the number of shares available for issuance under the Option Plan, is attached to this Information Statement as EXHIBIT B.

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of all or any portion of these materials may be obtained from the SEC at prescribed rates. Information on the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site that contains reports, proxy and information statements and other information that is filed through the SEC's EDGAR System. The web site can be accessed at http://www.sec.gov.

         The address of our principal executive office is 8915 George Williams Road, Knoxville, TN 37923, and our telephone number is (865) 690-6900.


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


ITEM 1:  REVERSE STOCK SPLIT
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         Our Board of  Directors  and  shareholders  have  approved  a  pro-rata reverse split of our common stock, by which every four shares will become one share (the "REVERSE SPLIT"). The principal effect of the Reverse Split will be to decrease the number of issued and outstanding shares of our common stock (but not the total shares authorized for issuance). Except for adjustments that may result from the treatment of fractional shares as described below, each
shareholder   will  hold  the  same  percentage  of  common  stock   outstanding
immediately following the Reverse Split as such shareholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of common stock will not be affected by the Reverse Split.

         The Reverse Split will be accomplished by amending our Articles of Incorporation to include a paragraph in the following form:

         "Effective as of the close of business on the date of filing this Amendment to the Articles of Incorporation with the Florida Secretary of State (the "Effective Time"), every four (4) Common Shares, issued and outstanding and held by a single holder immediately prior to the Effective Time, shall be automatically combined and reclassified into one (1) validly issued, fully paid and nonassessable Common Share; provided, however, that no fractional interests resulting from such combination and reclassification shall be issued, but in lieu thereof, shareholders who otherwise would be entitled to receive fractional shares because they hold an aggregate number of Common Shares not evenly divisible by four (4) will be entitled to receive, upon surrender of the stock certificates that prior to the Effective Time represented such Common Shares, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) four (4) times the closing sales price per Common Share as quoted on the Over-the-Counter Bulletin Board on the trading day immediately prior to the Effective Time. No interest shall be payable on the Cash-in-Lieu Amount. Each stock certificate that prior to the Effective Time represented Common Shares shall, following the Effective Time represent the number of shares into which the Common Shares represented by such certificate shall be combined as a result of the combination and reclassification. The total number of Common Shares authorized to be issued by this corporation shall remain eighty million (80,000,000) and shall not otherwise be affected by this combination and reclassification, and the par value of the Common Shares shall remain $.0001 per share. The total number of preferred shares authorized to be issued by this corporation shall remain ten million (10,000,000) and shall not otherwise be affected by this combination and reclassification, and the par value of the preferred shares shall remain $.0001."

         The Reverse Split will become effective on the close of business on the date we file the Amendment to the Articles of Incorporation with the Florida Secretary of State (the "EFFECTIVE DATE"). We anticipate that the Effective Date will occur on or around December 10, 2004. However, the exact timing of the filing of the Amendment will be determined by our Board of Directors based upon its evaluation as to when the Reverse Split will be most advantageous to us and our shareholders, and the Board of Directors reserves the right to delay filing the Amendment for up to twelve months. In addition, the Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of National Coal and the shareholders.

         Shareholders do not have the statutory right to dissent and obtain appraisal of their shares under Florida law in connection with the amendment to our Articles of Incorporation to complete the Reverse Split.

         EFFECT OF THE REVERSE SPLIT. To effect the Reverse Split, we will file the Amendment to our Articles of Incorporation with the Florida Secretary of State to become effective on the Effective Date. Upon effectiveness of the Amendment to our Articles of Incorporation, without further action by us or our shareholders, the outstanding shares of common stock held by shareholders of record as of the Effective Date will be converted into the right to receive a number of shares of common stock (the "NEW COMMON Stock") calculated based on a reverse split ratio of one for four shares. For example, if a shareholder presently holds 1,000 shares of common stock, that shareholder will hold 250 shares of common stock following the Reverse Split.

         REASONS FOR THE REVERSE SPLIT. The Reverse Split and resulting anticipated increase in the price of our common stock should enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

         Additionally, the Reverse Split will not change the number of authorized shares of common stock. Consequently, an effect of the Reverse Split will be to increase the number of shares of common stock available for future issuance. Our Articles of Incorporation presently authorize the issuance of 80,000,000 shares of common stock and 10,000,000 shares of Preferred Stock, each having a par value of $.0001 per share. Of the 80,000,000 presently authorized shares of common stock, 44,290,216 shares were issued and outstanding on October 27, 2004. An aggregate of approximately 33,896,224 shares of common stock have been reserved for issuance as of October 27, 2004 pursuant to outstanding options, warrants, Series A preferred stock, stock purchase rights, convertible promissory notes, and awards under our Option Plan. Accordingly, only 1,813,560 shares of common stock remain available for corporate purposes. Our Board of Directors considers it advisable to have additional shares available for issuance under our employee benefit plans, to raise capital in a public or private offering, for acquisitions and other strategic transactions, for possible future stock dividends or stock splits and for other corporate purposes. In addition, our Board of Directors believes it is desirable that we have the flexibility to issue shares of common stock without further shareholder action, except as required by law. We have no current agreements to enter into any stock offerings or strategic transactions.

         The Reverse Split may result in some shareholders owning "odd-lots" of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

         RISK FACTOR. We cannot assure shareholders that the post-Reverse Split market price of our common stock will increase proportionately to the ratio for the Reverse Split. Further, the Reverse Split will result in an increase of approximately 60,450,000 post-Reverse Split shares of common stock available for future issuance. As such, should we determine to issue more common stock, the increased number of shares of common stock available for issuance due to the Reverse Split may result in the dilution of the currently outstanding common stock.


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


         NO FRACTIONAL SHARES. We will not issue any fractional shares in connection with the Reverse Split. Instead, we will pay to any holder otherwise entitled to a fractional interest in connection with the Reverse Split, four times the product of the fractional interest and the closing price per share of the common stock as quoted on the Over-the-Counter Bulletin Board on the day prior to the Effective Date, in lieu of issuing a fractional share and such fractional interests will be cancelled.

         EXCHANGE OF STOCK CERTIFICATES. The Reverse Split will occur automatically on the Effective Date, regardless of when shareholders physically surrender their stock certificates for new stock certificates. When effected, our transfer agent, Manhattan Transfer Registrar Company, will act as exchange agent ("EXCHANGE AGENT") to implement the exchange of stock certificates. As soon as practicable after the Effective Date, we or the Exchange Agent will send a letter to each shareholder of record at the Effective Date for use in transmitting certificates representing shares of our common stock ("OLD CERTIFICATES") to the Exchange Agent. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new stock certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. Shareholders would then receive a new certificate in exchange for certificates representing the number of whole shares of New Common Stock into which their shares of common stock have been converted as a result of the Reverse Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of New Common Stock to which these shareholders are entitled. All expenses of the exchange of certificates will be borne by us.

                          YOU SHOULD NOT SEND YOUR OLD
                  CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU
                     HAVE RECEIVED THE LETTER OF TRANSMITTAL

         EFFECT ON OUTSTANDING SHARES. Except for de minimus adjustments that may result from the treatment of fractional interests as described above, once the Reverse Split is completed, the number of shares of our common stock owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each shareholder will remain unchanged. The number of shares of common stock that may be purchased upon exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of our common stock, including our Series A preferred stock, and the exercise or conversion prices for these securities, will be adjusted in accordance with their terms as of the Effective Date.

         ACCOUNTING CONSEQUENCES. The par value of our common stock will remain unchanged at $.0001 per share after the Reverse Split. However, the common stock as designated on our balance sheet will be adjusted downward in respect of the shares of the New Common Stock to be issued in the Reverse Split such that the common stock will become an amount equal to the aggregate par value of the shares of New Common Stock being issued in the Reverse Split, and that the Additional Paid-in Capital as designated on our balance sheet will be increased by an amount equal to the amount by which the common stock was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split. We do not anticipate that any other accounting consequence would arise as a result of the Reverse Split.

         FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the material anticipated United States federal income tax consequences of the Reverse Split to our shareholders. This summary is based on the United States federal income tax laws now in effect and as currently interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for


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


general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and is not intended as tax advice to any person. In particular, this summary does not consider the federal income tax consequences to our shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local, or foreign tax laws.

         We believe that our shareholders who exchange their common stock solely for New Common Stock should generally recognize no gain or loss for federal income tax purposes. A shareholder's aggregate tax basis in its shares of New Common Stock received should be the same as the shareholder's aggregate tax basis in the common stock exchanged therefor. The holding period of the New Common Stock received by that shareholder should include the period during which the surrendered common stock was held, provided all such common stock was held as a capital asset at the Effective Date.

         We will  not  recognize  any gain or loss as a  result  of the  Reverse
Split.

ITEM 2:  AMENDMENT TO THE 2004 OPTION PLAN
--------------------------------------------------------------------------------

         Our Board of Directors and shareholders have approved an amendment to the 2004 National Coal Corp. Option Plan to increase the number of shares authorized to be issued pursuant to awards granted under the Option Plan from 6,000,000 to 11,000,000. The amendment to increase the number of shares authorized to be issued under the Option Plan will permit us to continue to offer our employees incentives in the form of equity securities.

         The Option Plan is designed to assist us in attracting, retaining and compensating highly qualified individuals and to provide them with a proprietary interest in our common stock. The Option Plan provides incentives in the form of grants of common stock and derivative security awards (including stock options, stock appreciation rights, dividend equivalents and performance units), which allow employees, officers, directors and consultants to have a personal financial stake in National Coal, in addition to underscoring their common interest with shareholders in increasing the value of the our common stock over the long term.

         Our Board of Directors believes it is in our best interest to continue to make substantial use of stock-based incentives to attract, retain and motivate qualified personnel. Accordingly, in October 2004, the Board of Directors resolved to amend the Option Plan to increase the number of shares reserved for issuance under the Option Plan. As of the Record Date, options to purchase 5,770,000 shares were outstanding under the Option Plan and 230,000 shares were available for future grants.

         The following summary briefly describes the principal features of the Option Plan and is qualified in its entirety by reference to the full text of the Option Plan, a copy of which is attached hereto as EXHIBIT B in the form amended.

         GENERAL. We adopted the Option Plan in March 2004. Each employee, consultant or director of National Coal or any of its subsidiaries is eligible to be considered for the grant of stock options or purchase rights under the Option Plan. The maximum number of shares of common stock that may be issued pursuant to awards granted under the Option Plan currently is 6,000,000, subject to certain adjustments in the event of a stock split, reverse stock split, recapitalization or similar event. Any shares of common stock subject to an option or purchase right, which for any reason expires or terminates unexercised, are again available for issuance under the Option Plan. The amendment to the Option Plan described in this Information Statement increases the total number of reserved shares to 11,000,000. Upon the Effective Date of the Reverse Split described in this Information Statement, the total number of shares reserved for issuance under the Option Plan will be reduced to 2,750,000 in proportion to the one-for-four reverse stock split.

         The Option Plan may be administered by the Board of Directors or a committee of two or more non-employee directors appointed by the Board of Directors, each of whom shall be an "outside director" for purposes of 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"). Presently, we do not have two non-employee directors serving on our Board of Directors, and the Option Plan therefore is administered by our full Board of Directors. The party administering the Option Plan is referred to in this Information Statement as the Administrator. Subject to the provisions of the Option Plan, the Administrator has full and final authority to select the employees, officers, directors and consultants to whom awards will be granted, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant to the awards.

         OPTIONS AND PURCHASE RIGHTS. The Option Plan authorizes the Administrator to enter into stock option agreements or stock purchase agreements, or both, with any eligible person. Approximately 20 executives and employees are eligible to be considered to receive awards under the Option Plan.

An award may provide for the issuance of common stock at any price, and for any lawful consideration. The provision of the various stock option agreement and stock purchase agreements entered into under the Option Plan are not required to be identical.

         The Option Plan provides that in the event of a sale by National Coal of all or substantially all of its assets, a merger of National Coal with another company, the sale or issuance of more than 50% of the total issued and outstanding voting stock of National Coal to another party or parties in a single transaction or in a series of related transactions, resulting in a change of control of National Coal, or a similar business combination or extraordinary transaction involving us, all outstanding awards under the option plan which have not vested will accelerate to a date at least ten (10) business days prior to the closing date of such sale or similar business combination or extraordinary transaction. The exercise of options the vesting of which has accelerated accordingly will not be effective until the closing date of an above-referenced extraordinary transaction or business combination. Such vested options will terminate on the date of the closing of the event causing the vesting of the options to accelerate. The vesting of the options is conditioned upon the closing of the transaction that causes the vesting of the options to accelerate. If said transaction does not close within 30 days from the acceleration date, then the vesting of the accelerated options will not be effective, and the options will revert to their original vesting schedule, subject to acceleration again in accordance with the Plan if another extraordinary transaction or business combination is proposed and closed.

         As a condition to the transfer of common stock pursuant to a stock option agreement or stock purchase agreement, the Administrator may require a participant to execute and become a party to any agreement by and among National Coal and any of its shareholders which exists on or after the date of grant.

         Because awards under the Option Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our Chief Executive Officer, the named executive officers, all current executive officers as a group, the non-executive directors as a group, and all employees who are not executive officers, are not presently determinable.

         PLAN DURATION. The Option Plan became effective upon its adoption by the Board of Directors in March 2004, and was originally approved by our shareholders in March 2004. Unless terminated earlier by the Board of Directors, the Option Plan will automatically terminate on February 12, 2014.

         AMENDMENTS. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board of Directors shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

         EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of common stock by our officers, directors and more than 10% shareholders ("INSIDERS") pursuant to awards granted to them under the Option Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by us of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The Option Plan is designed to comply with Rule 16b-3.

         UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following is a general discussion of the principal federal income tax consequences under the Option Plan. Because the United States federal income tax rules governing options and related payments are complex and subject to change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise. The Option Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee disposes of the shares received upon exercise after two years from the date such option was granted and after one year from the date such option is exercised, the optionee will recognize long-term capital gain or loss when he or she disposes of his or her shares. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after being granted the option, or within one year after acquiring the shares, any amount realized from such disqualifying disposition will be taxable at ordinary income rates in the year of disposition to the extent that the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised, or (b) the fair market value at the time of such disposition, exceeds the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years. The exercise of an Incentive Stock Option on or after January 1, 2003 is be considered wages subject to withholding for FICA purposes to the extent of the spread between the exercise price and value of the common stock as of the date of the exercise.

         CONSEQUENCES TO EMPLOYEES: NON-STATUTORY OPTIONS. An optionee recognizes no income at the time Non-Statutory Options are granted under the Option Plan. In general, at the time shares are issued to an optionee pursuant to exercise of Non-Statutory Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares, unless the stock received is not transferable and subject to a substantial risk of forfeiture under Code Section 83 (stock received which is subject to continued employment or subject to the six month holding period under Section 16(b) of the Securities Act of 1934 is deemed to be subject to a substantial risk of forfeiture under Code Section 83). An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of Non-Statutory Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee's taxable income by reason of the exercise of the Non-Statutory Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

         CONSEQUENCES TO EMPLOYEES: RESTRICTED STOCK. The receipt of restricted stock will not result in a taxable event to the participant until the expiration of any repurchase rights retained by us with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained, or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed with the Internal Revenue Service not later than thirty (30) days after the date of transfer. If no Section 83(b) election is made or if no repurchase rights are retained, a taxable event will occur on each date the participant's ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. The income from the restricted stock will also be subject to income and employment tax withholding in the year such income is includible in the participant's income.

         CONSEQUENCES TO NATIONAL COAL: INCENTIVE STOCK OPTIONS. We will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no United States federal income tax consequences to us as a result of the disposition of shares acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, we will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

         CONSEQUENCES TO NATIONAL COAL: NON-STATUTORY OPTIONS AND OTHER GRANTS. We generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Non-Statutory Options or other grants received under the Option Plan. In certain instances, we may be denied a deduction for compensation attributable to awards granted to certain of our officers to the extent that such compensation exceeds $1,000,000 in a given year.

ITEM 3:  AMENDMENTS TO OUR ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

         Our Board of Directors and shareholders have approved the following amendments to the Articles of Incorporation of National Coal (the "ARTICLE AMENDMENTS"):

         BOARD OF DIRECTOR AMENDMENT. Our Board of Directors and shareholders resolved to amend Article VI of the Articles of Incorporation to read its entirety as follows:

                                   "ARTICLE VI
                                    DIRECTORS

         The Board of Directors of this corporation shall consist of not less than one (1) nor more than fifteen (15) members, the exact number of directors to be fixed from time to time by resolution of the Board of Directors."

         This Article VI amendment changes the manner in which the size of our Board of Directors is determined. Presently, our Articles of Incorporation provide that the shareholders may, from time to time and at any time, raise or lower the number of directors by amending the Bylaws of the corporation. Under this Article VI amendment, our shareholders will no longer have the power to increase the size of our Board of Directors without the cooperation and approval of our Board of Directors. This right will be reserved to our Board of Directors.

         This Article VI amendment will provide our Board of Directors with the flexibility to expand the size of our Board to add qualified directors, including independent directors whose service on our Board will be required for our common shares to qualify for listing or quotation on a national securities exchange or the Nasdaq Stock Market.

         SHAREHOLDER AMENDMENT. Our Board of Directors and shareholders also resolved to add a new Article XIV to the Articles of Incorporation to read its entirety as follows:

                                  "ARTICLE XIV
                                  SHAREHOLDERS

         Subject to the rights, if any, of the holders of shares of preferred shares then outstanding, any action required or permitted to be taken at any annual or special meeting of shareholders may be taken only upon the vote of the shareholders at an annual or special meeting duly noticed and called, as provided in Articles of Incorporation and bylaws of the corporation, and may not be taken by written consent of the shareholders pursuant to the Florida Statutes; provided, however, if the corporation has only one shareholder, then any action required or permitted to be taken at any annual or special meeting of shareholders may be taken by the written consent of such shareholder."

         Unless otherwise provided in a company's articles of incorporation, Florida law permits any action required or permitted to be taken by shareholders of a company at a meeting to be taken without notice, without a meeting and without a shareholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize the action at a meeting of shareholders at which all shares entitled to vote were present and voted. The Article XIV amendment amends our Articles of Incorporation to require that shareholder action be taken at an annual or special meeting of shareholders, and prohibits shareholder action by written consent.

         The Article XIV amendments will give all of our shareholders the opportunity to participate in determining any proposed action by preventing the holders of a majority of the voting stock from using the written consent procedure to take shareholder action without a meeting. This proposal will prevent shareholders from taking action other than at an annual or special meeting of shareholders at which the proposal is submitted to shareholders in accordance with the advance notice provisions of our Bylaws. This could lengthen the amount of time required to take shareholder actions, which will ensure that shareholders will have sufficient time to weigh the arguments presented by both sides in connection with any contested shareholder vote.

         ANTI-TAKEOVER PROVISIONS. Certain provisions of our Articles of Incorporation, as amended by the Amendment, and Florida law may have the effect of delaying, deferring or discouraging another person from acquiring control of National Coal.

     CHARTER AND BYLAW PROVISIONS

         Our Articles of Incorporation, as amended, allow our Board to issue 10,000,000 shares of Preferred Stock, in one or more series and with such rights and preferences including voting rights, without further shareholder approval. In the event that the Board designates additional series of preferred stock with rights and preferences, including super-majority voting rights, and issues such preferred stock, the preferred stock could make our acquisition by means of a tender offer, a proxy contest or otherwise, more difficult, and could also make the removal of incumbent officers and directors more difficult. As a result, these provisions may have an ANTI-TAKEOVER effect. The preferred stock authorized in our articles of incorporation, as amended, may inhibit changes of control that are not approved by our Board. These provisions could limit the price that future investors might be willing to pay in the future for our common stock. This could have the effect of delaying, deferring or preventing a change in control of National Coal. The issuance of preferred stock could also effectively limit or dilute the voting power of our shareholders. According, such provisions of our articles of incorporation, as amended, may discourage or prevent an acquisition or disposition of our business that could otherwise be in the best interest of our shareholders.

         In addition, our Articles of Incorporation, as amended, include the provision described as the Shareholder Amendment, which was implemented, in part, to delay, defer, or prevent a change in control of National Coal and ensure the participation of our Board of Directors in such a significant transaction.

     FLORIDA LAW

         In addition, Florida has enacted the following legislation that may deter or frustrate takeovers of Florida corporations, such as our company:

         AUTHORIZED BUT UNISSUED STOCK. The authorized but unissued shares of our common stock are available for future issuance without shareholder approval. These additional shares may be used for a variety of corporate purposes, including future public offering to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock may enable our Board to issue shares of stock to persons friendly to existing management.

         EVALUATION OF ACQUISITION PROPOSALS. The Florida Business Corporation Act expressly permits our Board, when evaluating any proposed tender or exchange offer, any merger, consolidation or sale of substantially all of the assets of National Coal, or any similar extraordinary transaction, to consider all relevant factors including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers, and other constituencies of National Coal and its subsidiaries, and on the communities and geographical areas in which they operate. Our Board may also consider the amount of consideration being offered in relation to the then current market price for our outstanding shares of capital stock and our then current value in a freely negotiated transaction. Our Board believes such provisions are in the long-term best interests of National Coal and our shareholders.

         CONTROL SHARE ACQUISITIONS. We are subject to the Florida control share acquisitions statute. This statute is designed to afford shareholders of public corporations in Florida protection against acquisitions in which a person, entity or group seeks to gain voting control. With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation's disinterested shareholders. Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director. The specific acquisition ranges that trigger the statute are: acquisitions of shares possessing one-fifth or more but less than one-third of all voting power; acquisitions of shares possessing one-third or more but less than a majority of all voting power; or acquisitions of shares possessing a majority or more of all voting power. Under certain circumstances, the statute permits the acquiring person to call a special shareholders meeting for the purpose of considering the grant of voting rights to the holder of the control shares. The statute also enables a corporation to provide for the redemption of control shares with no voting rights under certain circumstances.

         EFFECTIVE DATE. The Article Amendments will become effective on the Effective Date when we file the Amendment to the Articles of Incorporation attached to this Information Statement as EXHIBIT A with the Florida Secretary of State. We anticipate that the Effective Date will occur on or around December 10, 2004. However, the exact timing of the filing of the Amendment will be determined by our Board of Directors based upon its evaluation as to when such action will be most advantageous to us and our shareholders, and the Board of Directors reserves the right to delay filing the Amendment for up to twelve months. In addition, the Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with any or all of the Article Amendments if, at any time prior to filing the Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of National Coal and the shareholders to effect any or all of the Article Amendments.

ADDITIONAL INFORMATION CONCERNING NATIONAL COAL CORP.
--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

         ANNUAL COMPENSATION. For our fiscal year which commenced on January 30, 2003 (inception) and ended December 31, 2003, we paid to each of Jon Nix, our Chief Executive Officer, and Farrald Belote, our Chairman of the Board, an annual base salary of $161,000 and an annual bonus of $150,000. These payments exclude other compensation in the form of perquisites and other personal benefits that constituted less than 10% of the total annual salary and bonus paid to Messrs. Nix and Belote in 2003. No other executive officers received compensation of at least $100,000 during 2003.

         OPTION GRANTS. We did not grant options to purchase common stock during 2003. In March 2004, we granted options to purchase common stock to our executive officers. All of these options vest in four equal annual installments commencing January 1, 2005, have a term of 10 years from the date of grant, and have an exercise price of $0.55 per share. Specifically, we granted Mr. Nix, Mr. Chmiel, and Ms. Bowen Nix an option to purchase 2,500,000, 1,500,000, and 500,000 shares of our common stock, respectively. Additionally, we granted Mr. Kite an option to purchase 100,000 shares of our common stock while he was serving as a director of ours and before becoming our General Counsel.

         EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS. Each of the executive officers named in the summary compensation table not only serves as an officer of National Coal, but also as an officer of our wholly-owned subsidiary National Coal Corporation. Each of the named executive officers is party to an employment agreement with National Coal Corporation.

     JON E. NIX

         In July 2004, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mr. Nix, as President and Chief Executive Officer. Under his employment agreement, Mr. Nix is entitled to an initial salary of $300,000 per year, and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation, which amount may not exceed 50% of Mr. Nix's base salary for such year. Annual increases in Mr. Nix's base salary are determined in good faith by the Board at the beginning of each fiscal year. The initial term of Mr. Nix's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mr. Nix written notice of non-renewal no later than 120 days prior to the expiration of the then-current term.

         Pursuant to Mr. Nix's employment agreement, National Coal Corporation maintains key man life insurance for Mr. Nix. Any proceeds of this policy would be distributed 50% to National Coal Corporation and 50% to Mr. Nix's heirs.

     JEANNE BOWEN NIX

         In April 2003, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mrs. Bowen Nix as Secretary/Treasurer and General Counsel. Under her employment agreement, Mrs. Bowen Nix is entitled to an initial salary of $96,000 per year, and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation, which amount may not exceed 50% of Mrs. Bowen Nix's base salary for such year. Annual increases in Mrs. Bowen Nix's base salary are determined in good faith by the Board at the beginning of each fiscal year. The initial term of Mrs. Bowen Nix's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mrs.

Bowen Nix written notice of non-renewal no later than 120 days prior to the expiration of the then-current term.

         Mrs. Bowen Nix resigned as General  Counsel in May 2004 upon the hiring
of  Mr.  Kite  as  General  Counsel.   Ms.  Bowen  Nix  continues  to  serve  as
Secretary/Treasurer and Associate Counsel.

     CHARLES W. KITE

         In May 2004, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mr. Kite as General Counsel. Under his employment agreement, Mr. Kite is entitled to an initial salary of $120,000 per year, and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation, which amount may not exceed 50% of Mr. Kite's base salary for such year. Annual increases in Mr. Kite's base salary are determined in good faith by the Board at the beginning of each fiscal year. The initial term of Mr. Kite's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mr. Kite written notice of non-renewal no later than 120 days prior to the expiration of the then-current term.

         Under his employment agreement, Mr. Kite was granted an immediately exercisable option to purchase 400,000 shares of our common stock, at an exercise price of $.55 per share, under the terms and conditions set forth in the 2004 National Coal Corp. Option Plan. Pursuant to the 2004 option plan, Mr. Kite's options vest ratably over a four-year period beginning January 1, 2005.

     ROBERT CHMIEL

         In July 2004, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mr. Chmiel as Chief Financial Officer. Under his employment agreement, Mr. Chmiel is entitled to an initial salary of $192,000 per year, and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation, which amount may not exceed 50% of Mr. Chmiel's base salary for such year. Annual increases in Mr. Chmiel's base salary are determined in good faith by the Board at the beginning of each new fiscal year. The initial term of Mr. Kite's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mr. Chmiel written notice of non-renewal no later than 120 days prior to the expiration of the then-current term.

         Pursuant to Mr. Chmiel's employment agreement, National Coal Corporation maintains key man life insurance for Mr. Chmiel. Any proceeds of this policy would be distributed 50% to National Coal Corporation and 50% to Mr. Chmiel's heirs.

     TERMINATION AND SEVERANCE UNDER THE EMPLOYMENT AGREEMENTS

         Pursuant to their employment agreements, the employment of each of the executive officers may be terminated in any of the following manners:

         o by the Board, if the employee is unable to adequately perform his or her duties for more than ninety (90) consecutive days as a result of mental or physical illness or disability (or, with respect to Mr. Chmiel, a period of 4 months within any twelve month period);

         o by a majority vote of the Board, if, after notice to the employee and advice of independent legal counsel, the Board determines that the employee has engaged in misconduct by (i) habitually and continuously being unavailable to act or respond on our behalf; (ii) engaging in willful misconduct or fraud, (iii) being convicted of a felony, (iv) willfully and continuously materially failing to observe or perform the duties of his or her employment; (v) willfully acting in a manner materially adverse to our best interests, or (vi) willfully or habitually neglecting the faithful performance of his or her duties;

         o by the employee if substantial differences of opinion between such employee and the Board or the shareholders, of other circumstances should arise that such employee, in good faith, no longer feels that he or she can function effectively in his or her employment;

         o by the employee if there is a significant increase in his or her duties, responsibilities, authority, or status with us (or, with respect to Mr. Chmiel, a material change in his function, authority, duties, title compensation or responsibilities), or there is a significant increase in the amount of travel required, without such employee's consent;

         o by the employee, if the Board requests any other matter or circumstances made with the intent of, or having the result of, hindering such employee in his or her duties or creating and incentive for the employee to exercise his or her rights to terminate his or her employment;

         o by the employee upon thirty days written notice if we issue a notice of non-renewal of his or her employment agreement;

         o        by the employee's death;

         o with respect to Mr. Chmiel only, by the employee if there is any material failure by us to comply with the provisions of his employment agreement, or in the event of a change of control (as defined by his agreement) or in the event of any other material change in our financial condition or ownership.

         Mr. Chmiel is employed in California. Pursuant to California law, we and Mr. Chmiel may terminate Mr. Chmiel's employment agreement for any reason.

         If the employment of any of Mr. Nix, Mrs. Bowen Nix or Mr. Kite is terminated for any reason other than misconduct (i.e. any of the reasons listed in (b) above), he or she is entitled to receive an amount equal to his or her base salary for a period of 24 months after termination (unless his or her termination is within 12 months of a change in control), insurance coverage for the same period, and a prorated cash bonus payment for the year in which his employment is terminated.

         If Mr. Chmiel's employment is terminated for "Good Reason" (i.e. any of the reasons listed in (c), (d), (e), and (h) above), or we terminate the employee for reasons other than misconduct, then he is entitled to receive an amount equal to his base salary for a period of 24 months after termination (unless his or her termination is within 12 months of a change in control), and insurance coverage for the same period. If Mr. Chmiel voluntarily terminates his employment with us without "Good Reason," he is entitled to receive his base salary for a period of 12 months after termination (unless his termination is within 12 months of a change in control), and insurance coverage for the same period.

     CHANGE IN CONTROL

         In the event of our change in control (as defined in each employment agreement), the Board must make a determination, within six (6) months of the effective date of the change in control, to either to terminate any particular executive officer's employment or continue his or her employment.

         If the employment of any of Mr. Nix, Mrs. Bowen Nix or Mr. Kite is terminated for any reason other than misconduct within 12 months of a change in control, he or she is entitled to receive an amount equal to his or her base salary for 36 months after termination, insurance coverage for the same period, and a prorated cash bonus payment for the year in which such employment is terminated.

         If Mr. Chmiel's employment is terminated for "Good Reason", or we terminate the employee for reasons other than misconduct within 12 months of a Change in Control then he is entitled to receive an amount equal to his base salary for a period of 24 months after termination and insurance coverage for the same period.

         Notwithstanding the stated term of each executive officer's employment agreement, in the event of a change in control, the term of each Agreement will automatically be extended to the first year anniversary of such change in control to the extent that it would have otherwise terminated pursuant to its term during such period.

         EMPLOYEE BENEFIT PLANS. We have adopted the Option Plan, which became effective in March 2004. Each director, officer, employee or consultant of National Coal or any of its subsidiaries is eligible to be considered for the grant of awards under the Option Plan. The maximum number of shares of common stock that may be issued pursuant to awards granted under the Option Plan is 11,000,000, after giving effect to the amendment described in this Information Statement to increase the maximum number of shares of common stock that may be issued pursuant to awards granted under the Option Plan. Any shares of common stock subject to an award, which for any reason expires or terminates unexercised are again available for issuance under the Option Plan. Although any award that was duly granted may thereafter be exercised or settled in accordance with its terms, no shares of common stock may be issued pursuant to any award made ten years after the date the Option Plan was first adopted. Options granted generally have a term of 10 years and usually vest over 4 years at the rate of 25% per year.

                             PRINCIPAL SHAREHOLDERS

         The following table presents information regarding the beneficial ownership of our common stock as of October 27, 2004 held by:

         o        each of our executive officers;

         o        each of our directors;

         o        all of our directors and executive officers as a group; and

         o each shareholder known by us to be the beneficial owner of more than 5% of our common stock.

         Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options from the company that are currently exercisable or exercisable within 60 days of October 27, 2004 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

         The information presented in this table is based on 44,290,216 shares of our common stock outstanding on October 27, 2004. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o National Coal Corp., 8915 George Williams Road, Knoxville, TN 37923.

                                                NUMBER OF SHARES OF
                                                   COMMON STOCK
                                                BENEFICIALLY OWNED    PERCENTAGE
                                                -------------------   ----------
EXECUTIVE OFFICERS AND DIRECTORS:
Jon Nix (1).....................................       26,494,555        59.8%
Rob Chmiel......................................          100,000          *
Charles Kite....................................          600,000         1.4
Jeanne Bowen Nix (2)............................          600,000         1.4
Farrald & Arlene Belote.........................        9,844,555        22.2

All 5 directors and executive
officers as a group.............................                         62.8

5% SHAREHOLDERS:
Big Bend XII Investments, LP 0..................        2,767,093         6.0
Attn: Janice Hudson
3401 Armstrong Avenue
Dallas, Texas 75205

Crestview Capital Master LLC (4)................       14,407,436        26.5
95 Revere Drive, Suite A
Northbrook, Illinois 60062

North Sound Legacy Institutional Fund, LLC (5)..        2,573,437         5.6
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870

North Sound Legacy International Ltd. (6).......        5,561,991        11.5
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870

Gerald J. Rubin (7).............................        2,684,877         6.0
1 Helen of Troy Plz.
El Paso, Texas 79912

SDS Capital Group SPC, Ltd. (8).................        3,156,720         6.7
53 Forest Avenue
2nd Floor
Old Greenwich, CT 06870

----------
*    Less than 1%

(1) Consists of (i) 13,750,000 shares of common stock, and (ii) 1,900,000 shares of common stock held by Jenco Capital Corporation over which Mr. Nix has voting and investment power, (iii) 400,000 shares of common stock held by Perdase Holdings over which Mr. Nix has voting and investment power,
     (iv) 600,000 shares common stock held by Mr. Nix's spouse, Jeanne Bowen Nix and (v) 9,844,555 shares of common stock pursuant to an option held by Mr. Nix to purchase shares from Farrald and Arlene Belote.

(2) Does not include 16,050,000 shares of common stock beneficially owned by Ms. Nix's spouse, Jon Nix.

(3) Consists of (i) 633,846 shares of common stock, (ii) 1,599,967 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred equity securities, and (iii) 533,280 shares of common stock that may be acquired upon the exercise of warrants and conversion of convertible preferred equity securities that may be acquired from us upon the exercise of purchase rights. Morton H. Myerson, Richard W. Slaven, David Jacobs and Katherine Belew exercise voting and investment authority over the shares held by this selling shareholder.

(4) Consists of (i) 4,351,695 shares of common stock, (ii) 9,586,421 shares of common stock that may be acquired from us upon exercise of outstanding warrants, conversion of outstanding convertible preferred equity securities, and exercise of warrants and conversion of convertible preferred equity securities that may be acquired from us upon the conversion of convertible debt securities, and (iii) 469,320 shares of common stock that may be acquired upon the exercise of warrants and conversion of convertible preferred equity securities that may be acquired from us upon the exercise of purchase rights. Stewart Fink, Richard Levy, Robert Hoyt and Daniel Waral exercise voting and investment authority over the shares held by this selling shareholder.

 (5) Consists of (i) 589,477 shares of common stock, (ii) 1,488,000 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred equity securities, and (iii) 495,960 shares of common stock that may be acquired upon the exercise of warrants and conversion of convertible preferred equity securities that may be acquired from us upon the exercise of purchase rights. Thomas McAuley, Chief Investment Officer of North Sound Legacy Institutional Fund exercises voting and investment authority over the shares held by this selling shareholder.

(6) Consists of (i) 1,274,031 shares of common stock, (ii) 3,216,000 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred equity securities, and (iii) 1,071,960 shares of common stock that may be acquired upon the exercise of warrants and conversion of convertible preferred equity securities that may be acquired from us upon the exercise of purchase rights. Thomas McAuley, Chief Investment Officer of North Sound Legacy International Ltd. exercises voting and investment authority over the shares held by this selling shareholder.

(7) Consists of (i) 2,156,877 shares of common stock, (ii) 396,000 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred equity securities, and (iii) 132,000 shares of common stock that may be acquired upon the exercise of warrants and conversion of convertible preferred equity securities that may be acquired from us upon the exercise of purchase rights.

(8) Consists of (i) 250,000 shares of common stock, (ii) 2,240,000 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred debt securities that may be acquired from us upon the conversion of convertible debt securities, and (iii) 666,720 shares of common stock that may be acquired upon the exercise of warrants and conversion of convertible preferred equity securities that may be acquired from us upon the exercise of purchase rights. Steve Derby exercises voting and investment authority over the shares held by this selling shareholder.

                           RELATED PARTY TRANSACTIONS

         Other than the employment arrangements described above in "Executive Compensation" and the transactions described below, since January 30, 2003 (inception) there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

         o        in which the amount involved exceeds $60,000; and

         o in which any director, executive officer, shareholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

         On February 26, 2003, we acquired mining equipment and certain other intangible mining rights and information from Strata Coal, LLC for $47,000 and the assumption of $188,875 in liabilities consisting of trade payables and promissory notes payable to unrelated parties. Strata is owned by Jon Nix, our President and Chief Executive Officer, and Farrald Belote, a director. On June 11, 2003, we sold the mining equipment we acquired from Strata to Jenco Capital Corporation for $30,000. Mr. Nix is an executive officer and controlling shareholder of Jenco.

         In February 2003, we borrowed $150,000 from a trust controlled by Farrald Belote. This note accrues simple interest at an annual rate of 8% and was to mature in February 2005. In August 2003, we extended the maturity date to February 20, 2008.

         On July 1, 2003, we sold to Jenco mineral royalty rights for coal mined on the Patterson Mountain portion of the New River Tract assemblage for $75,156. Pursuant to this agreement, we pay Jenco $2.00 per ton of coal mined on the property. During the six months ended December 31, 2003 and June 30, 2004, we paid Jenco $59,572 and $75,106, respectively, pursuant to this agreement.

         On August 1, 2003, we sold to Jenco our interest in mineral royalty rights we received from United States Coal, Inc. for coal mined on the Smokey Mountain portion of the New River Tract assemblage for $250,000. Pursuant to this agreement, Jenco receives royalty payments from United States Coal for coal it mines on the property.

         On June 30, 2003, we assigned to Jon Nix and Farrald Belote, a ten-year, $0.25 per ton royalty interest on all the coal sold from the New River Tract assemblage. Pursuant to this agreement, if we sell any mineral properties on the New River Tract assemblage prior to end of the ten-year period, we must settle the remaining royalty obligation by paying 12 1/2% of the sales price to each of Messrs. Nix and Belote. Pursuant to our sales of mineral property rights to Jenco in July and August 2003, we incurred an obligation to pay an aggregate of $81,289 to Messrs. Nix and Belote under this agreement. In February 2004, Messrs. Nix and Belote each agreed to permanently cancel this agreement.

         We borrowed an aggregate of $315,000 from Jenco from August 2003 through January 2004, and we borrowed $105,000 from Jon Nix in December 2003. Each of these loans was evidenced by a note payable which accrued simple interest at an annual rate of 8% and was payable on demand. These loans were paid in full during the first six months of 2004.

         During 2003, we paid the law firm of Kite, Bowen & Associates, PA a total of $45,000 for professional services rendered to us. Charles Kite, a former director and our current General Counsel, and Jeanne Bowen Nix, our Secretary and Treasurer and Assistant Counsel, were partners of this law firm.

TRANSACTIONS WITH CRESTVIEW CAPITAL MASTER, LLC

         In February 2004, Crestview Capital Master, LLC, an entity controlled by Crestview Capital Funds, purchased four outstanding notes payable of ours, from an unrelated party, in the aggregate principal amount of $3,465,200. Concurrent with its purchase of these notes, Crestview agreed to extend the maturity date on all four notes to March 25, 2005 and to modify certain provisions. These notes bear interest at an annual rate of 12%. Two of the notes, in the aggregate principal amount of approximately $3.2 million, are convertible into our common stock at a price of $0.50 per share. Crestview also purchased common stock purchase warrants from the original debt holder, which warrants had been issued by us as additional consideration for the convertible notes. The warrants allow Crestview to purchase up to 1,597,250 shares of our common stock at a price of $0.55 per share, and expire on March 25, 2005. With respect to the convertible notes:

         o On March 31, 2004, we issued to Crestview 321,387 shares of common stock upon conversion of $160,693 of accrued interest;

         o In April 2004, we issued to Crestview 1,000,000 shares of common stock upon conversion of $500,000 of principal; and

         o In October 2004, we issued to Crestview 5,389,804 shares of common stock upon conversion of the remaining $2,694,902 of principal of the two convertible debentures. As consideration for Crestview converting the balance of these notes prior to maturity, we paid Crestview all accrued and unpaid interest through the maturity date of March 25, 2005.

         In February 2004, we sold an aggregate of 5,000,000 shares of our common stock in a private placement, at a price of $0.55 per share. Crestview Capital Master, LLC purchased 2,600,000 of the 5,000,000 shares.

         In April and May 2004, we raised gross proceeds of $7.5 million pursuant to a series of private placements of senior secured promissory notes that mature in April and May 2005 and three-year warrants to purchase up to an aggregate of 2,500,000 shares of our common stock at an exercise price of $1.00 per share. The notes were secured by all of our coal mining assets, and had an interest rate of 12% for the first three months, 15% for the second three months and 18% thereafter. Interest was payable quarterly. Crestview Capital Master, LLC invested in this financing and acquired $1,000,000 in principal amount of promissory notes and warrants to purchase 333,334 shares of common stock. Additionally, we paid Dillon Capital, Inc., an affiliate of Crestview Capital Master, LLC, a placement agent fee of $285,000 and warrants to purchase 150,000 shares of common stock with an exercise price of $1.00 per share as consideration for services in this transaction. This indebtedness was repaid in full in August and September, 2004.

         Crestview Capital Master, LLC invested in our August 2004 Series A convertible preferred stock and warrant financing, and acquired 150.67 shares of Series A convertible preferred stock and warrants to purchase 301,333 shares of common stock, for which Crestview paid $1,260,000 in cash and cancelled $1,000,000 in principal amount of indebtedness. Additionally, Crestview invested in our August 2004 convertible promissory note financing and acquired $500,000 in principal amount of notes. The material terms of these August 2004 financings are as follows:

         SERIES A CONVERTIBLE PREFERRED STOCK FINANCING

         On August 31, 2004, we sold $16,030,000 of Series A convertible preferred stock and common stock purchase warrants in a private placement. We issued a total of 1,068.67 shares of Series A Convertible Preferred Stock, at $15,000 per share, for cash consideration of approximately $11.3 million and cancellation of $4.725 million of our senior secured promissory notes. Each share of Series A convertible preferred stock is convertible into 10,000 shares of common stock. For each share of Series A convertible preferred stock, the investors also were issued two-year warrants to purchase 2,000 shares of common stock at an exercise price of $2.10 per share.

         CONVERTIBLE DEBT FINANCING

         On August 31, 2004, we issued $3,000,000 of convertible promissory notes to Crestview Capital Master LLC and SDS Capital Group SPC, Ltd. Prior to maturity, the convertible promissory notes may be converted into units consisting of our Series A convertible preferred stock and common stock purchase warrants, at a price of $15,000 per unit. Each unit consists of one share of Series A convertible preferred stock and two-year warrants to purchase up to 2,000 shares of common stock at an exercise price of $2.10 per share. The convertible promissory notes bear interest at a rate of 8% per annum and have a term of nine months.

         PREFERRED STOCK AND WARRANT PURCHASE RIGHTS

         Investors who paid cash consideration in either the Series A convertible preferred stock financing or convertible debt financing also received the right to purchase additional units of Series A convertible preferred stock and common stock purchase warrants. Each of these investors can purchase, at a price of $15,000 per unit, up to a number of units with an aggregate purchase price equal to 33.33% of the amount invested in the initial financing. Each unit consists of one share of Series A convertible preferred stock and two-year warrants to purchase up to 2,000 shares of common stock at an exercise price of $2.10 per share. The purchase rights must be exercised no later than ninety days following the effective date of the registration statement of which this prospectus is a party. The holders of convertible promissory notes may exercise this additional purchase right only if they convert their promissory note in full.

         SALE OF COMMON STOCK BY DIRECTOR

         Concurrently with the closing of the Series A convertible preferred stock and convertible promissory note financings in August 2004, the investors in those transactions also purchased a total of 5,380,277 shares of common stock from Farrald Belote, a director of ours, for total proceeds to Mr. Belote of $3,467,180. The purchasers of convertible preferred stock acquired a total of 5,080,277 shares at price of $0.65 per share, and the purchasers of convertible promissory notes acquired 300,000 shares at a price of $0.55 per share.

         PLACEMENT AGENTS

         Burnham Hill Partners, a division of Pali Capital Inc., and William Blair & Company acted as placement agents in the August 2004 financings. Additionally, Dillon Capital, Inc. received placement agent fees as consideration for the purchase in the August 2004 financings of debt and equity securities by holders of our senior secured promissory notes. Dillon acted as placement agent in connection with our sale of these senior secured promissory notes in April and May 2004. For their services, we paid the placements agents and aggregate of $971,350 in cash, including the reimbursement of costs, and issued to them warrants to purchase up to 1,000,000 shares of our common stock.

         REGISTRATION RIGHTS AGREEMENT

         In connection with the August 31, 2004 private placement financings, we entered into registration rights agreements with the investors. Pursuant to the registrant rights agreements, we agreed to file a registration statement registering the resale by the investors of all of the shares of common stock issuable upon conversion of preferred shares and exercise of warrants, including preferred shares and warrants issuable upon conversion of the convertible promissory notes and exercise of the purchase rights. We agreed to keep the registration statement effective until the earlier of the date on which all of the common shares have been sold and the date that all the common shares may be sold by the investors pursuant to Rule 144(k) under the Securities Act. If we do not register these shares for resale by January 30, 2005, we must pay each of the investors a fee of 2.0% of the per share purchase price paid by such investor for each preferred share, and following such date a fee of 1.0% of the per share purchase price paid by such investor for each preferred share for each month that the shares are not registered.




                                          By Order of the Board of Directors


                                          Jon Nix,
                                          Chief Executive Officer


Knoxville, Tennessee
November  , 2004

                                                                       EXHIBIT A

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                               NATIONAL COAL CORP.

         NATIONAL COAL CORP., a corporation organized and existing under the laws of the State of Florida (the "Corporation"), in order to amend its Articles of Incorporation as now in effect (the "Articles of Incorporation"), in accordance with the requirements of Chapter 607, Florida Statutes, does hereby certify as follows:

         1. The name of the Corporation is NATIONAL COAL CORP. and its Document Number with the Florida Department of State is P95000061770.

         2. The amendments being effected hereby (the "Amendments") were duly adopted and approved by the Board of Directors of the Corporation (the "Board of Directors"), effective as of October 27, 2004, by the unanimous written consent of the Board of Directors. The Amendments were adopted and approved, effective as of October 27, 2004, by the written consent of holders of Common Shares of this Corporation having the requisite number of votes sufficient for approval, and the Amendments were adopted and approved, effective as of October 27, 2004, by the written consent of holders of Series A Cumulative Convertible Preferred Stock of this Corporation having the requisite number of votes sufficient for approval. Holders of the Common Shares and the Series A Cumulative Convertible
Preferred Stock are the only two voting groups entitled to vote on the Amendments.

         3. These Articles of Amendment of the Articles of Incorporation of National Coal Corp. (these "Articles of Amendment") shall be effective upon filing hereof with the Department of State of the State of Florida.

         4. ARTICLE III of the Articles of Incorporation shall be amended to insert immediately following the first paragraph thereof, the following new paragraph effecting a combination of the outstanding shares of Common Shares:

                  Effective as of the close of business on the date of filing this Amendment to the Articles of Incorporation with the Florida Secretary of State (the "Effective Time"), every four (4) Common Shares, issued and outstanding and held by a single holder immediately prior to the Effective Time, shall be automatically combined and reclassified into one (1) validly issued, fully paid and nonassessable Common Share; provided, however, that no fractional interests resulting from such combination and reclassification shall be issued, but in lieu thereof, shareholders who otherwise would be entitled to receive fractional shares because they hold an aggregate number of Common Shares not evenly divisible by four (4) will be entitled to receive, upon surrender of the stock certificates that prior to the Effective Time represented such Common Shares, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) four
         (4) times the closing sales price per Common Share as quoted on the Over-the-Counter Bulletin Board on the trading day immediately prior to the Effective Time. No interest shall be payable on the Cash-in-Lieu Amount. Each stock certificate that prior to the Effective Time represented Common Shares shall, following the Effective Time represent the number of shares into which the Common Shares represented by such certificate shall be combined as a result of the combination and reclassification. The total number of Common Shares authorized to be issued by this corporation shall remain eighty million (80,000,000) and shall not otherwise be affected by this combination and reclassification, and the par value of the Common Shares shall remain $.0001 per share. The total number of preferred shares authorized to be issued by this corporation shall remain ten million (10,000,000) and shall not otherwise be affected by this combination and reclassification, and the par value of the preferred shares shall remain $.0001.

         5. ARTICLE VI of the Articles of Incorporation shall be deleted and the following ARTICLE VI shall be inserted in its place:

                                   ARTICLE VI
                                    DIRECTORS

         The Board of Directors of this corporation shall consist of not less than one (1) nor more than fifteen (15) members, the exact number of directors to be fixed from time to time by resolution of the Board of Directors.

         6. The Articles of Incorporation are amended to add a new ARTICLE XIV as follows:

                                   ARTICLE XIV
                                  SHAREHOLDERS

         Subject to the rights, if any, of the holders of shares of preferred shares then outstanding, any action required or permitted to be taken at any annual or special meeting of shareholders may be taken only upon the vote of the shareholders at an annual or special meeting duly noticed and called, as provided in Articles of Incorporation and bylaws of the corporation, and may not be taken by written consent of the shareholders pursuant to the Florida Statutes; provided, however, if the corporation has only one shareholder, then any action required or permitted to be taken at any annual or special meeting of shareholders may be taken by the written consent of such shareholder.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment of the Articles of Incorporation of National Coal Corp. as of the _____ day of _____________, 2004.

                             NATIONAL COAL CORP.


                             By:
                                     -----------------------------------------
                             Name:   Jon Nix
                             Title:  President and Chief Executive Officer

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                            2004 NATIONAL COAL CORP.

                                   OPTION PLAN

                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2004 NATIONAL COAL CORP. OPTION PLAN (the "Plan"). The purpose of the Plan is to enable NATIONAL COAL CORP., a Florida corporation (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

                             SECTION 2: DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "Administrator" shall have the meaning as set forth in Section 3, hereof.

         "Board" means the Board of Directors of the Company.

         "Cause" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "Change in Control" shall mean:

                  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

                  The   sale,   transfer   or  other   disposition   of  all  or
substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of the Board designated by the Board to administer the Plan.

         "Company" means NATIONAL COAL CORP., a corporation organized under the laws of the State of Florida (or any successor corporation).

         "Consultant" means a consultant or advisor who is a natural person or a legal entity and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "Director" means a member of the Board.

         "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "Eligible Person" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "Employee" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "Exercise Price" shall have the meaning set forth in Section 6.3 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "First Refusal Right" shall have the meaning set forth in Section 8.7 hereof.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "Non-Employee Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "Non-Qualified Stock Option" means a Stock Option not described in
Section 422(b) of the Code.

         "Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

         "Outside Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

         "Plan" means this 2004 NATIONAL COAL CORP. OPTION PLAN, as the same may be amended or supplemented from time to time.

         "Purchase Price" shall have the meaning set forth in Section 7.3.

         "Purchase Right" means the right to purchase Stock granted pursuant to
Section 7.

         "Rights" means Stock Options and Purchase Rights.

         "Repurchase Right" shall have the meaning set forth in Section 8.8 of the Plan.

         "Service" shall mean service as an Employee, Director or Consultant.

         "Stock" means Common Stock of the Company.

         "Stock Option" or "Option" means an option to purchase shares of Stock granted pursuant to Section 6.

         "Stock Option Agreement" shall have the meaning set forth in Section
6.1.

         "Stock Purchase Agreement" shall have the meaning set forth in Section 7.1.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "Surviving Entity" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "Ten Percent Stockholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 Administrator. The Plan shall be administered by either (i) the Board, or (ii) a Committee appointed by the Board (the group that administers the Plan is referred to as the "Administrator").

         3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or was grossly negligent, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 Stock Subject to the Plan. Subject to adjustment as provided in
Section 9, eleven million (11,000,000) shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Basic Limitation. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 Additional shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 Number of shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3 Exercise Price.

                  6.3.1 In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

                  6.3.2 Payment. The Exercise Price shall be payable in a form described in Section 8 hereof.


         6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 Term. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent, or Subsidiary for whom Optionee provides his or her services.

         6.8 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with Section 8.8.1 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 Stock Purchase Agreement. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 Duration of Offers. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 15 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3 Purchase Price.

                  7.3.1 In General. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "Purchase Price"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator.

                  7.3.2 Payment of Purchase Price. The Purchase Price shall be payable in a form described in Section 8.

         7.4 Withholding Taxes. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8 : PAYMENT; RESTRICTIONS

         8.1 General Rule. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or certified check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option and provided the Company's stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "stock-for-stock exercise") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "attestation exercise").

         8.2 Withholding Payment. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 Exercise/Pledge. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.


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


         8.6 Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 First Refusal Right. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

         8.8 Repurchase Rights. Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights as provided in this
Section 8.8 (the "Repurchase Right")

                  8.8.1 Repurchase Price. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in Section 8.8.1(ii) shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

                  8.8.2 Exercise of Repurchase Right. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

         8.9 Termination of Repurchase and First Refusal Rights. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

         8.10 No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.


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


                  8.10.1 Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.10.2 Conditions of Permitted Transfer. A transfer permitted under this Section 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1 Effect of Certain Changes.

                  9.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 Liquidation, Dissolution, Merger or Consolidation. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to any installment exercise provisions in the Rights agreement.


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


                  9.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 No Other Rights. Except as hereinbefore expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 Market Stand-Off. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.


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


                         SECTION 11: GENERAL PROVISIONS

     11.1  General Restrictions.

                  11.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 No Rights as Stockholder. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

         11.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 Recapitalizations. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

         11.6 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with Florida law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to a Right granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the terms and conditions of the Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and this Plan or any conflict between the provisions of the Stockholders Agreement and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this
Section 13, if the Stockholders Agreement contains any provisions which would violate the Florida Corporations Code if applied to the Participant, the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred shall govern the Participant's rights with respect to such provisions.

                       SECTION 14: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is February 12, 2004. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 15: TERM OF PLAN

         The Plan shall terminate automatically on February 12, 2014, but no later than the tenth (10th) anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                             SECTION 16: EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of February 12, 2004.



                         NATIONAL COAL CORP.



                         By:  _______________________________
                              Jon E. Nix, President


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